Exhibit 99.2

July 2021 INVESTOR PRESENTION

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com COMPANY PROFILE 2 Ticker Symbol (NYSE) PINE Equity Market Capitalization $246M Total Enterprise Value (TEV) $379M Net Debt to TEV1 35% Annualized Dividend Yield 5.3% % of Covering Analysts with a Buy or Outperform Rating 100% Common Shares & OP Units Outstanding3 12.9M Number of Net Lease Properties 71 Number of States with a Property 22 Total Portfolio Square Feet 2.3M Current Occupancy 100% Annualized Base Rent (ABR) $28.9M % of ABR from Credit Rated Tenants2 81% % of ABR from MSAs Over One Million People4 72% Well-Positioned for Growth High-Quality, Resilient Net Lease Portfolio As of 6/30/2021. 1. Net debt to Total Enterprise Value is the Company’s outstanding debt, minus the Company’s cash, cash equivalents and restricted cash, as a percentage of the Company’s enterprise value. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). 3. As of June 30, 2021, there were 1,648,805 OP Units held by third parties outstanding in Alpine Income Property OP, LP, the Company’s operating partnership (the “Operating Partnership” or “OP”). 4. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.

INVESTMENT HIGHLIGHTS

Meaningful Valuation Upside with In-Place Yield and Long-Term Growth

Significant Discount to Peer Group

PINE trades at nearly half the 2021E FFO multiple as compared to the average of the top four peers, implying significant valuation upside.


2021E FFO Multiple[1]
25.3x
20.6x
19.7x
19.7x
18.9x
17.9x
16.7x
16.6x
13.6x
Avg
NTST
EPRT
O
ADC
STOR
FCPT
NNN
SRC
PINE

Stable & Attractive Dividend

PINE has grown its quarterly dividend by 25% over the last 12 months and now provides the highest dividend yield with the lowest implied payout ratio of its net lease peer group.


Payout Ratio %
5.3%
71%
Avg
NTST
SRC
O
FCPT
STOR
EPRT
NNN
ADC
PINE
2021E FFO Payout Ratio[1]
Dividend Yield[1]

Small Asset Base Provides Opportunity for Outsized Growth

PINE has thoughtfully grown its portfolio by nearly 150% since inception, focusing on high-quality real estate and well-performing tenants.


Cumulative Investment Activity Since IPO
$47
$75
$99
$117
$139
$220
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
IPO
Q4 2019
2021

Closing the Valuation Gap

PINE is employing a number of strategic initiatives to narrow the peer group valuation gap by addressing identified opportunities for improvement, including portfolio refinement, strategic infusions of capital and eventual internalization of management.

- **Sell office assets to position the portfolio and investment strategy as 100% retail**
- **Increase the organization's overall size and liquidity through strategic equity issuances**
- **Internalize management once the company reaches or exceeds critical mass**

As of 6/30/2021.
$ in millions.

1. All dividend yields, payout ratios and 2021E FFO multiples are based on the closing stock price on June 30, 2021, using annualized dividends and 2021E FFO per share estimates from the Stifel Triple-Net REITs Comp Sheets 7/4/2021 report, except for PINE, which utilizes the midpoint of the Company's guidance for FFO per share, as provided by the Company on July 22, 2021.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com KEY TAKEAWAYS 4 As of 6/30/2021, unless otherwise noted. 1. 2021E FFO per share is based on the midpoint of the Company’s guidance as provided by the Company on July 22, 2021. 2. The Company’s $1.6 million mortgage assumed in connection with the acquisition of two net lease properties during the three months ended June 30, 2021 was repaid on July 1, 2021. Significant Discount to Peer Group Meaningful potential upside in valuation as PINE has the lowest 2021E FFO multiple of its net lease peer group. Stable & Attractive Dividend PINE has grown its quarterly dividend by 25% over the last 12 months and currently has the lowest implied 2021E FFO1 payout ratio of approximately 71%. Small Asset Base is an Opportunity for Outsized Growth Small asset denominator means management can drive outsized growth relative to its net lease peers. Disciplined Investment Strategy Real estate and credit-focused underwriting, targeting investments that exhibit strong demographic trends, leased to high-quality, industry-leading tenants. High-Quality, Stable and Growing Portfolio Portfolio rooted in publicly-traded, credit-rated tenants and larger markets means there is a high-quality, stable asset base and an opportunity to add a diverse array of new tenants, markets and sectors. Financial Strength Balance sheet with ample liquidity and no near-term debt maturities2 provides financial stability and flexibility. Aligned Sponsorship & Management Externally managed by CTO Realty Growth (NYSE: CTO), a publicly traded REIT that owns 16% of PINE and is committed to internalization of management once critical mass is attained.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com YTD Q2 2021 HIGHLIGHTS 5 YTD Q2 FFO Per Share1 $0.79 Year-Over-Year YTD FFO Growth 55% YTD Q2 AFFO Per Share1 $0.82 Year-Over-Year YTD AFFO Growth 134% Q2 Quarterly Dividend Per Share $0.25 Quarter-Over-Quarter Growth 4% Q1 Quarterly Dividend Per Share $0.24 Quarter-Over-Quarter Growth 9% Sector-Leading Earnings Growth Consistent Dividend Growth As of 6/30/2021. $ in millions, except per share data. 1. See the “Non-GAAP Financial Information” section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures. Contractual Base Rent Collections Portfolio Occupancy Q2 2021 100% Q2 2021 100% Q1 2021 100% Q1 2021 100% Q4 2020 100% Q4 2020 100% Accelerating Transaction Activity Reliable & Defensive Portfolio Acquisitions Cash Cap Rate Q2 2021 $81.3 7.3% Q1 2021 $21.9 8.2% Evaluating the disposition of all of PINE’s office properties to position the portfolio as 100% retail

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com DISCIPLINED INVESTMENT STRATEGY 6 Emphasizing Attractive Supply/Demand Market Dynamics National focus, with an emphasis on major metropolitan statistical areas that exhibit attractive population trends, business-friendly policies and strong underlying supply/demand fundamentals Real Estate Fundamentals and Analytics Driven Underwriting Real estate oriented underwriting utilizing consumer location data analytics, competition indexing, market rent benchmarking and comprehensive risk assessments Industry-Leading Tenants and Well-Performing Operating Sectors Focused on aligning with tenants operating in essential business sectors, displaying stable and resilient operating trends and/or a forward-thinking, omni-channel strategy Relative Asset Value Investing Through Long-Term Relationships Concentrated on relative value-investing through deep broker, developer and tenant relationships and management’s ability to identify high-quality risk-adjusted opportunities in a highly fragmented transaction market

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com ACCELERATING INVESTMENT EXECUTION 7 $ in millions. 1. Portfolio Growth represents the aggregate gross purchase price of the assets in the portfolio as of June 30, 2021, compared to the aggregate gross purchase price of the assets in the portfolio as of December 31, 2019. $47 $75 $99 $117 $139 $220 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 2021 IPO Q4 2019 Cumulative Investment Activity Since IPO Approximately 150% Accretive Portfolio Growth1 Since Inception (18 months) PINE has consistently invested in high-quality net leased properties, with a focus on industry-leading tenants and essential business sectors, driving outsized risk-adjusted returns and positioning its portfolio for long-term value creation.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com IMPROVING PORTFOLIO SIZE & DIVERSITY 8 2019 (IPO) As of 6/30/2021. 1. The remaining ABR within the Company’s portfolio as of the end of the referenced period comes from tenants occupying office properties. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). Number of Net Lease Properties 20 48 71 Number of States with a Property 12 18 22 Total Portfolio Square Feet 0.9M 1.6M 2.3M Occupancy 100% 100% 100% Annualized Base Rent (ABR) $13.3M $21.1M $28.9M Retail Assets as a % of ABR1 62% 73% 80% Top Tenant as a % of ABR 21% Wells Fargo (S&P: A+) 15% Wells Fargo (S&P: A+) 11% Wells Fargo (S&P: A+) Top Sector as a % of ABR 21% Financial Services 15% General Merchandise 14% General Merchandise Top State as a % of ABR 26% Florida 21% Florida 16% Florida % of ABR from Credit Rated Tenants2 89% 83% 81% 2020 Q2 2021

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com MAJOR MARKET NET LEASE PORTFOLIO 9 As of 6/30/2021. 1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. 2. As ranked by Urban Land Institute & PWC in the ‘2021 Emerging Trends in Real Estate’ publication. > 10% 4% - 10% 2% - 4% < 2% ▪ Southeast and West weighted portfolio, benefitting from population shifts and attractive supply/demand dynamics ▪ 72% of ABR comes from metropolitan statistical areas1 with more than one million people ▪ 51% of ABR comes from the high-growth states of Florida, Texas, North Carolina, Arizona and Georgia ▪ 46% of ABR comes from Urban Land Institutes Top 30 Markets2 % of Annualized Base Rent By State Portland, OR 11% Orlando, FL 10% Phoenix, AZ 7% Detroit, MI 5% Dallas, TX 5% Atlanta, GA 4% Houston, TX 4% Boston, MA 4% Charlotte, NC 3% Canton, OH 3% Tampa, FL 3% Jacksonville, FL 3% Tulsa, OK 3% Seattle, WA 3% Raleigh, NC 3% Reno, NV 2% Austin, TX 2% Whitewater, WI 2% Florence, SC 2% Albuquerque, NM 2% Winston-Salem, NC 2% Asheville, NC 2% Cincinnati, OH 1% Birmingham, AL 1% Washington, DC 1% Denotes a MSA with over one million people; Bold denotes a Top 30 ULI Market2

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com General Merchandise 14% Financial Services (Office) 11% Home Furnishings 10% Hospitality (Office) 9% Dollar Stores 7% Grocery 7% Pharmacy 7% Entertainment 6% Sporting Goods 6% Convenience Stores 4% Other 19% 100% EXCELLENT TENANT CREDIT TRANSPARENCY 10 As of 6/30/2021. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). ▪ 81% of ABR comes from tenants or the parent of a tenant that are credit rated1 ▪ 80% of ABR comes from tenants or the parent of a tenant that are publicly traded ▪ Nearly half of ABR comes from leases with contractual rent increases in the lease ▪ 2% of ABR comes from ground lease assets where PINE owns the land, and the tenant has a meaningful investment in the improvements ABR % Investment Grade 45% Not Rated 18% Non-Investment Grade 37%

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com STRONG AND STABLE TOP TENANT BASE 11 Credit Rating1 As of 6/30/2021. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). A+ 11% BB 9% N/A 7% BBB 7% BBB 5% B 5% AA 5% CCC+ 3% BBB+ 3% BB+ 3% 42% 100% ABR % OTHER 6% 12% 12% 6% 3% 14% 15% 31% Lease Rollover Schedule % of ABR Expiring (Office) (Office)

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com HIGH-QUALITY TOP TENANT BASE 12 As of 6/30/2021. Top five tenant information based on published investor presentations available through each company’s website as of July 17, 2021. Comparably high-quality top five tenant base at a discounted valuation EDUCATION GROUP

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 25.3x 20.6x 19.7x 19.7x 18.9x 17.9x 16.7x 16.6x 13.6x NTST EPRT O ADC STOR FCPT NNN SRC PINE SIGNIFICANT IMPLIED VALUATION UPSIDE 13 As of 6/30/2021. 1. All 2021E FFO multiples are based on the closing stock price on June 30, 2021, using annualized dividends and 2021E FFO per share estimates from the Stifel Triple-Net REITs Comp Sheets 7/4/2021 report, except for PINE, which utilizes the midpoint of the Company’s guidance for FFO per share, as provided by the Company on July 22, 2021. 2021E FFO Multiple 1 Peer Average 19.5x PINE trades at a 5.9x valuation discount to the peer group average, implying significant upside

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 3.5% 5.2% 4.2% 4.6% 4.2% 3.7% 4.4% 3.7% 5.3% NTST SRC O FCPT STOR EPRT NNN ADC PINE 2021E FFO Payout Ratio Dividend Yield RELATIVE OUTSIZED IN-PLACE DIVIDEND YIELD 14 As of 6/30/2021. 1. All dividend yields and payout ratios are based on the closing stock price on June 30, 2021, using annualized dividends and 2021E FFO per share estimates from the Stifel Triple-Net REITs Comp Sheets 7/4/2021 report, except for PINE, which utilizes the midpoint of the Company’s guidance for FFO per share, as provided by the Company on July 22, 2021. 2021E FFO Dividend Payout Ratio % Peer Average 4.2% PINE’s dividend is strongly supported by a conservative payout ratio and a portfolio built with an intense focus on real estate fundamentals and long-term stability. 1 1

FINANCIAL STRENGTH

PINE has demonstrated an improved and thoughtful approach to accessing capital and has an efficient cost of debt with a weighted average interest rate on its debt outstanding of 2.5%.

Well-Capitalized Balance Sheet

Equity Market Capitalization	**$246M**
Net Debt Outstanding[1]	**$133M**
Total Enterprise Value (TEV)	**$379M**

Limited Capital Needs for Growth

- **Including extension options, PINE has no debt maturities until November 2024[2]**
- **$108 million if liquidity via cash, restricted cash and revolving credit facility availability**
- **No floating interest rate exposure as of Q2 2021**

Increasingly Conservative Leverage

Net Debt to TEV[3]	
Q2 2021	**35%**
Q1 2021	**43%**
Q4 2020	**45%**

Net Debt to Pro Forma EBITDA[4]	
Q2 2021	**5.7x**
Q1 2021	**6.9x**
Q4 2020	**7.3x**

Staggered Debt Maturity Schedule


Debt Outstanding 2
$50
$60
$30
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034
Revolving Credit Facility5
Secured
Unsecured

As of 6/30/2021, unless otherwise noted.
$ in millions.

1. Net Debt Outstanding is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash.
2. The Company's $1.6 million mortgage assumed in connection with the acquisition of two net lease properties during the three months ended June 30, 2021 was repaid on July 1, 2021.
3. Net Debt to TEV (Total Enterprise Value) is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash, as a percentage of the Company's enterprise value.
4. See the "Non-GAAP Financial Information" section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures.
5. Reflects $50 million outstanding under the Company's $150 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in November 2023 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com CONSISTENT DIVIDEND GROWTH 16 $0.06 $0.20 $0.20 $0.20 $0.22 $0.24 $0.25 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 IPO Q4 2019 Dividend Per Share Paid 2020 2021 2021E FFO per share guidance was provided in the Company’s Second Quarter 2021 Operating Results press release filed on July 22, 2021. Growing, Well-Covered Dividend ▪ Current guidance1 implies a 69% to 74% FFO per share dividend payout ratio ▪ Four dividend raises since the IPO, three increases in the past 12 months ▪ 25% increase in the quarterly cash dividend over the past 12 months Annualized Per Share Cash Dividend $1.00 Annualized Per Share Cash Dividend Yield 5.3%

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 2021 GUIDANCE 17 FFO and AFFO guidance was provided in the Company’s Second Quarter 2021 Operating Results press release filed on July 22, 2021. The Company’s revised outlook for 2021 takes into account the Company’s second quarter performance and the expected impact of the Company’s various investment activities and capital markets transactions, including the additional common share and OP Unit issuances. The Company’s outlook for 2021 assumes continued improvement in economic activity, stable or positive business trends related to each of our tenants and other significant assumptions, including the sale of the office properties leased to Hilton Grand Vacations and Wells Fargo. Full- Year 2021 Low High FFO Per Diluted Share $1.35 - $1.45 AFFO Per Diluted Share $1.38 - $1.48

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 2021 GUIDANCE 18 Baird Wes Golladay Outperform $21.00 B. Riley Craig Kucera Buy $22.00 BTIG Mike Gorman Buy $21.00 Janney Rob Stevenson Buy $21.00 Raymond James RJ Milligan Outperform $23.00 Total / Average 100% $21.60 100% Buy or Outperform rated by Independent Analysts As of 7/22/2021. Institution Price Target Rating Covering Analyst

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 19 Aligned Ownership CTO currently owns an approximate 16% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes significant economies of scale from the 17-member CTO team without the corresponding G&A expense Shadow Pipeline for External Growth PINE has a potential shadow pipeline within the CTO portfolio as a result of its right of first refusal on all CTO single tenant net lease asset sales Internalization on the Horizon Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market through normal single tenant acquisition efforts and relationships Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE: CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure. Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Five-year initial term, with one-year extension options thereafter ▪ Quarterly management fee of 0.375%, calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one-time fee of 3x the average management fee for the preceding 24-months EXTERNAL MANAGEMENT ALIGNMENT

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com EXPERIENCED MANAGEMENT TEAM 20 John P. Albright, President & Chief Executive Officer Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI). Matthew M. Partridge, Senior Vice President, Chief Financial Officer & Treasurer Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB). Steven R. Greathouse, Senior Vice President & Chief Investment Officer Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI). Daniel E. Smith, Senior Vice President, General Counsel & Corporate Secretary Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI). Lisa M. Vorakoun, Vice President & Chief Accounting Officer Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm. E. Scott Bullock, Vice President – Real Estate Former Managing Director of Corporate Development for International Speedway Corporation; Senior Development Manager of Crescent Resources LLC; Development Manager of Pritzker Realty Group, L.P.; and Project Engineer for Walt Disney Imagineering. Helal A. Ismail, Vice President – Investments Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B-MAT Homes, Inc. Alpine Income Property Trust is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record.

ASSET LIST

Tenant	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Wells Fargo	Financial Services	Portland-Vancouver-Hillsboro, OR-WA	A+	212,363	11%	4.5
Hilton Grand Vacations	Hospitality	Orlando-Kissimmee-Sanford, FL	BB	102,019	6%	5.4
Walmart	Grocery	Detroit-Warren-Dearborn, MI	AA	214,172	5%	5.6
LA Fitness	Health & Fitness	Tampa-St. Petersburg-Clearwater, FL	CCC+	45,000	3%	10.8
Lowe's	Home Improvement	Houston-The Woodlands-Sugar Land, TX	BBB+	131,644	3%	11.1
Burlington	Off-Price Retail	Dallas-Fort Worth-Arlington, TX	BB+	70,891	3%	7.6
Kohl's	General Merchandise	Phoenix-Mesa-Scottsdale, AZ	BBB-	87,875	3%	8.6
Hobby Lobby	General Merchandise	Tulsa, OK	N/A	84,180	3%	9.5
At Home	Home Furnishings	Canton-Massillon, OH	B	89,902	3%	8.1
Harris Teeter	Grocery	Charlotte-Concord-Gastonia, NC-SC	BBB	45,089	3%	6.8
At Home	Home Furnishings	Raleigh, NC	B	116,334	3%	11.3
Container Store	Home Furnishings	Phoenix-Mesa-Scottsdale, AZ	B	23,329	3%	8.7
Cinemark	Entertainment	Reno, NV	B	52,474	2%	3.3
Hilton Grand Vacations	Hospitality	Orlando-Kissimmee-Sanford, FL	BB	31,895	2%	5.4
Live Nation	Entertainment	Whitewater-Elkhorn, WI	B	N/A[3]	2%	11.8
Academy Sports	Sporting Goods	Florence, SC	B+	58,411	2%	7.7
Sportsman's Warehouse	Sporting Goods	Albuquerque, NM	N/A	48,974	2%	8.2
Hobby Lobby	General Merchandise	Winston-Salem, NC	N/A	55,000	2%	8.8
Rite Aid	Pharmacy	Seattle-Tacoma-Bellevue, WA	CCC+	16,280	2%	5.1
Hobby Lobby	General Merchandise	Asheville, NC	N/A	55,000	2%	10.2

As of 6/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).
3. The Alpine Valley Music Theatre, leased to Live Nation Entertainment, Inc., consists of a 7,500-seat pavilion, outdoor amphitheater with a capacity for 37,000, and over 150 acres of green space

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ASSET LIST

Tenant	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
AMC	Entertainment	Boston-Cambridge-Newton, MA-NH	CCC+	39,474	2%	11.8
Dicks Sporting Goods	Sporting Goods	Atlanta-Sandy Springs-Roswell, GA	N/A	46,315	2%	2.6
JOANN Fabrics & Crafts	General Merchandise	Boston-Cambridge-Newton, MA-NH	B	22,500	2%	7.6
Conn's	Consumer Electronics	Dallas-Fort Worth-Arlington, TX	B	37,957	2%	10.2
Old Time Pottery	Home Furnishings	Jacksonville, FL	N/A	84,180	2%	9.1
7-Eleven	Convenience Store	Austin-Round Rock, TX	A	6,400	1%	13.8
Walgreens	Pharmacy	Birmingham-Hoover, AL	BBB	14,516	1%	7.8
Walgreens	Pharmacy	Atlanta-Sandy Springs-Roswell, GA	BBB	15,120	1%	4.3
Best Buy	Consumer Electronics	Atlanta-Sandy Springs-Roswell, GA	BBB+	30,038	1%	4.8
Big Lots	General Merchandise	Washington-Arlington-Alexandria, DC-VA-MD-WV	N/A	25,589	1%	9.6
Cross America (BP)	Convenience Store	Cincinnati, OH-KY-IN	N/A	2,578	1%	9.4
Big Lots	General Merchandise	Phoenix-Mesa-Scottsdale, AZ	N/A	34,512	1%	9.6
Walgreens	Pharmacy	Orlando-Kissimmee-Sanford, FL	BBB	13,650	1%	7.8
7-Eleven	Convenience Store	Austin-Round Rock, TX	A	7,726	1%	14.5
Walgreens	Pharmacy	Seattle-Tacoma-Bellevue, WA	BBB	14,125	1%	9.1
Walgreens	Pharmacy	Albany, GA	BBB	14,770	1%	11.6
Outback	Casual Dining	Charlotte-Concord-Gastonia, NC-SC	B+	6,297	1%	10.3
Circle K	Convenience Store	Indianapolis-Carmel-Anderson, IN	BBB	4,283	1%	3.4
Scrubbles (Goo-Goo)	Automotive Service	Jacksonville, FL	N/A	4,512	1%	16.3
Cheddars	Casual Dining	Jacksonville, FL	BBB-	8,146	1%	6.3

As of 6/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

Green shading denotes a ground lease property where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

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ASSET LIST

Tenant	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Dollar Tree/Family Dollar	Dollar Stores	Boston-Cambridge-Newton, MA-NH	BBB	9,228	1%	2.8
Orscheln	Farm & Rural Supply	Durant, OK	AA[3]	37,965	1%	1.7
Advance Auto Parts	Automotive Parts	Baltimore-Columbia-Towson, MD	BBB-	6,876	1%	13.7
Big Lots	Home Furnishings	Durant, OK	AA[3]	36,794	< 1%	5.5
Dollar General	Dollar Stores	Kermit, TX	BBB	10,920	< 1%	14.2
Burger King	Quick Service Restaurant	Washington County, NC	N/A	3,142	< 1%	6.8
Dollar General	Dollar Stores	Plattsburgh, NY	BBB	9,277	< 1%	10.3
Dollar General	Dollar Stores	Odessa, TX	BBB	9,127	< 1%	14.1
Dollar General	Dollar Stores	Houston-The Woodlands-Sugar Land, TX	BBB	9,138	< 1%	14.1
Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,167	< 1%	10.2
Dollar General	Dollar Stores	Houston-The Woodlands-Sugar Land, TX	BBB	9,096	< 1%	14.3
Advance Auto Parts	Automotive Parts	Springfield, MA	BBB-	6,889	< 1%	3.5
Pet Supplies Plus	Pet Supplies	Canton-Massillon, OH	N/A	8,400	< 1%	6.3
Dollar General	Dollar Stores	Bangor, ME	BBB	9,128	< 1%	12.3
Dollar Tree/Family Dollar	Dollar Stores	Marengo County, AL	BBB	10,159	< 1%	8.6
Dollar General	Dollar Stores	Buffalo-Cheektowaga-Niagara Falls, NY	BBB	9,199	< 1%	12.2
Dollar General	Dollar Stores	Somerset County, ME	BBB	9,345	< 1%	12.3
Dollar General	Dollar Stores	Lewis County, NY	BBB	9,309	< 1%	12.5
Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,342	< 1%	11.3
Firestone	Automotive Parts	Pittsburgh, PA	A	10,629	< 1%	7.8

As of 6/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).
3. The tenant at the location of the Orscheln and Big Lots in Durant, OK is Walmart and Orscheln and Big Lots sublease from Walmart.

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ASSET LIST

Tenant	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Dollar General	Dollar Stores	Binghamton, NY	BBB	9,275	< 1%	12.4
Dollar General	Dollar Stores	Aroostook County, ME	BBB	9,167	< 1%	12.3
Freddy's Frozen Custard	Quick Service Restaurant	Jacksonville, FL	N/A	3,200	< 1%	5.4
Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,219	< 1%	11.5
Dollar General	Dollar Stores	College Station-Bryan, TX	BBB	9,252	< 1%	14.0
Dollar General	Dollar Stores	San Antonio-New Braunfels, TX	BBB	9,155	< 1%	13.7
Grease Monkey	Automotive Service	Atlanta-Sandy Springs-Roswell, GA	N/A	1,846	< 1%	12.3
Schlotzsky's	Quick Service Restaurant	Sweetwater, TX	N/A	2,431	< 1%	14.0
Dollar General	Dollar Stores	Cincinnati, OH-KY-IN	BBB	9,290	< 1%	8.9
Dollar General	Dollar Stores	Del Rio, TX	BBB	9,219	< 1%	13.6
Hardee's	Quick Service Restaurant	Albertville, AL	N/A	3,542	< 1%	9.3
Advance Auto Parts	Automotive Parts	Athens-Clarke County, GA	BBB-	6,871	< 1%	3.5
Salon Lofts	Beauty & Cosmetics	Canton-Massillon, OH	N/A	4,000	< 1%	6.7
Long John Silvers	Quick Service Restaurant	Tulsa, OK	N/A	3,000	< 1%	Month-to-Month

As of 6/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

Green shading denotes a ground lease property where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com DISCLAIMER 25 This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID-19 Pandemic on the Company’s business and the business of its tenants and the impact on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of June 30, 2021, unless otherwise noted. 2. Annualized straight-line Base Rent (“ABR” or “Rent”) and the statistics based on ABR are calculated based on our current portfolio as of June 30, 2021. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. A credit rated, or investment grade rated tenant (a tenant carrying a rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). 5. Contractual Base Rent (“CBR”) represents the amount owed to the Company under the terms of its lease agreements at the time referenced.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com NON-GAAP FINANCIAL INFORMATION 26 Our reported results are presented in accordance with GAAP. We also disclose Funds from Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Cash interest expense is also excluded, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. Pro Forma We believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or the effects of the Company’s capital structure. FFO, AFFO and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

Alpine Income Property Trust, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except share, per share and dividend data)

	Three Months Ended		Six Months Ended	
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenues:				
Lease Income	$ 6,597	$ 4,591	$ 12,487	$ 8,762
Total Revenues	6,597	4,591	12,487	8,762
Operating Expenses:				
Real Estate Expenses	824	550	1,475	1,150
General and Administrative Expenses	1,286	1,132	2,316	2,416
Depreciation and Amortization	3,463	2,286	6,606	4,309
Total Operating Expenses	5,573	3,968	10,397	7,875
Net Income from Operations	1,024	623	2,090	887
Interest Expense	678	344	1,233	593
Net Income	346	279	857	294
Less: Net Income Attributable to Noncontrolling Interest	(42)	(39)	(113)	(41)
Net Income Attributable to Alpine Income Property Trust, Inc.	$ 304	$ 240	$ 744	$ 253
Per Common Share Data:				
Net Income Attributable to Alpine Income Property Trust, Inc.				
Basic	$ 0.03	$ 0.03	$ 0.09	$ 0.03
Diluted	$ 0.03	$ 0.03	$ 0.08	$ 0.03
Weighted Average Number of Common Shares:				
Basic	8,853,259	7,544,991	8,212,902	7,721,835
Diluted[1]	10,081,783	8,768,845	9,439,104	8,945,689
Dividends Declared and Paid	$ 0.25	$ 0.20	$ 0.49	$ 0.40

1. Includes the weighted average impact of 1,648,805 shares underlying OP units including (i) 1,223,854 shares underlying OP Units issued to CTO Realty Growth, Inc. in connection with our formation transactions and (ii) 424,951 shares underlying OP Units issued to an unrelated third party in connection with the acquisition of nine net lease properties during the three months ended June 30, 2021.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com NON-GAAP FINANCIAL MEASURES RECONCILIATION 28 Three Months Ended Six Months Ended June 30, 2021 June 30, 2020 June 30, 2021 June 30, 2020 Net Income $ 346 $ 279 $ 857 $ 294 Depreciation and Amortization 3,463 2,286 6,606 4,309 Funds from Operations $ 3,809 $ 2,565 $ 7,463 $ 4,603 Adjustments: Straight-Line Rent Adjustment (117) (614) (264) (937) COVID-19 Rent Repayments (Deferrals), Net 114 (625) 385 (625) Non-Cash Compensation 79 68 152 135 Amortization of Deferred Financing Costs to Interest Expense 84 44 149 88 Amortization of Intangible Assets and Liabilities to Lease Income (50) (29) (91) (48) Accretion of Tenant Contribution (5) (7) (11) (7) Recurring Capital Expenditures (22) (33) (41) (33) Adjusted Funds from Operations $ 3,892 $ 1,369 $ 7,742 $ 3,176 FFO per diluted share $ 0.38 $ 0.29 $ 0.79 $ 0.51 AFFO per diluted share $ 0.39 $ 0.16 $ 0.82 $ 0.35 Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Funds From Operations and Adjusted Funds From Operations (Unaudited) (In thousands, except per share data)

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com NET DEBT TO PRO FORMA EBITDA RECONCILIATION 29 Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited) (In thousands) 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activity during the three months ended June 30, 2021. Three Months Ended June 30, 2021 Net Income $ 346 Adjustments: Depreciation and Amortization 3,463 Straight-Line Rent Adjustment (117) Non-Cash Compensation 79 Amortization of Deferred Financing Costs to Interest Expense 84 Amortization of Intangible Assets and Liabilities to Lease Income (50) Accretion of Tenant Contribution (5) Interest Expense, net of Deferred Financing Costs Amortization 594 EBITDA $ 4,394 Annualized EBITDA $ 17,576 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, net1 $ 5,727 Pro Forma EBITDA $ 23,303 Total Debt 141,622 Financing Costs, net of accumulated amortization 816 Cash (6,294) Restricted Cash (2,190) Net Debt $ 133,138 Net Debt to Pro Forma EBITDA 5.7x

Investor Inquiries: Matthew M. Partridge, Chief Financial Officer, (386) 944-5643, mpartridge@alpinereit.com INVESTOR PRESENTION